UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 20, 2015

STRAGENICS, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	333-157565	46-5209647
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Rialto Place, Suite 700, Melbourne, FL 32901
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (321-541-1216

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry Into A Material Definitive Agreement

Securities Purchase Agreement and Registration Rights Agreement

On January 20, 2015, Stragenics, Inc., (the “Company”) confirmed completion of conditions to closing under the terms of a Securities Purchase Agreement and a Registration Rights Agreement, committed to on December 16, 2014 with Tangiers Investment Group LLC (”Tangiers”), whereby Tangiers is obligated, providing the Company has met certain conditions including the filing of a Form S-1 Registration Statement for the shares to be acquired, to purchase up to Five Million Dollars ($5,000,000) of the Company’s common stock at the rates set forth in the Equity Purchase Agreement over a period of 36 months. Under the Securities Purchase Agreement the shares are purchased at the discretion of the Company by issuing a Put Notice when funds are needed. The Company is further obligated, among other terms, to a 10% Commitment Fee, to be issued in restricted common stock in two tranches – (1) 50% due upon acceptance of the Securities Purchase Agreement, and (2) 50% due 60 days after execution of the Securities Purchase Agreement.

The foregoing description of the Securities Purchase agreement and Registration Rights Agreement is qualified in its entirety by reference to the full text of the Securities Purchase Agreement and Registration Rights Agreement, which are included as exhibits to this Current Report on Form 8-K and are incorporated by reference.

10% Convertible Promissory Note

In conjunction with the Securities Purchase Agreement and Registration Rights Agreement, the Company also entered into a Note Purchase Agreement and a 10% Convertible Promissory Note (collectively the “Note”), with Tangiers on December 16, 2015, which became effective upon completion of conditions to closing on January 16, 2015.

In accordance with the terms of the Note with Tangiers, the Company can borrow up to $220,000, of which the Company borrowed $44,000 on January 16, 2015 and with an additional $176,000 available within 270 days of execution.

The Note, with a 10% original issue discount, has interest under the Note of 10% per annum, with the principal and all accrued but unpaid interest due on or about January 16, 2016. The Note is convertible at any time at Tangier’s option into shares of the Company’s common stock at a variable conversion price of 60% of the lowest traded price during the 5 days prior to the notice of conversion, subject to adjustment and other terms as described in the Note.

The foregoing description of the Note is qualified in its entirety by reference to the full text of the Debenture, which is included as an exhibit to this Current Report on Form 8-K and is incorporated by reference.

Section 2 – Financial Information

Item 2.03 – Creation of A Direct Financial Obligation

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Section 3 – Securities and Trading Markets

Item 3.02 – Creation of A Direct Financial Obligation

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The underlying securities referenced above are issued pursuant to

Exhibit
Number	Description of Exhibit

10.1	Securities Purchase Agreement with Tangiers Investment Group, LLC

10.2	Registration Rights Agreement with Tangiers Investment Group, LLC

10.3	Note Purchase Agreement with Tangiers Investment Group, LLC

10.4	10% Convertible Promissory Note with Tangiers Investment Group, LLC

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRAGENICS, INC.
Date: January 20, 2015	By:	/s/ Alan W. Grofe
Alan W. Grofe
Chief Executive Officer & President

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